UNITED NATIONAL BANK REPORTS 12% INCREASE IN
                        FIRST QUARTER OPERATING EARNINGS


Bridgewater, NJ - April 21, 1999 - United National Bankcorp (Nasdaq: UNBJ), parent company of United National Bank, reported first quarter 1999 operating earnings, net of taxes, of $5,418,000 or $0.36 per diluted share, excluding the effects of one-time charges. On this basis, earnings increased 12.2% over last year. The operating earnings growth was driven primarily by an increase in non-interest income combined with a reduction in non-interest expense, excluding one-time charges.

In the first quarter of 1999, United National recorded one-time charges, net of taxes, totaling $7,992,000 or $0.53 per diluted share. The one-time charges included $7,256,000 relating to the acquisition of Raritan Bancorp Inc. and $736,000 relating to the sale of $4,465,000 of non-performing assets. Including the one-time charges, United National recorded a net loss of $2,574,00 or $0.17 per diluted share for the quarter compared to net income to $4,830,000 or $0.32 per diluted share for the corresponding 1998 period.

During the quarter, United National completed its acquisition of Raritan Bancorp Inc., a $418 million asset bank holding company, whose principal subsidiary was Raritan Savings Bank. The acquisition was accounted for as a pooling of interests.

Key performance ratios, before one-time charges, remained strong. On a year-to-date basis, adjusted Return on Average Assets was 1.13% while adjusted Return on Average Equity was 13.48% in the first quarter of 1999 compared to 1.09% and 13.29%, respectively, for the same period in 1998. Asset quality continues to be strong as non-performing assets to total assets at March 31, 1999 improved to 0.32% from 0.48% at year-end 1998, while the allowance for loan losses to non-performing loans increased to 179.97% from 129.75% at December 31, 1998.

Total assets at March 31 were $1,961,000,000, an increase of 6.8% compared to the same period last year. Deposits were $1,418,000,000 at the end of the first quarter. Loans, net of unearned income, were $1,078,000,000 at March 31, an increase of 14.5% over a year earlier.

United National Bancorp, headquartered in Bridgewater, New Jersey, is a $2 billion asset commercial bank holding company whose principal subsidiary is United National Bank. The Bank operates 35 offices throughout Essex, Hunterdon, Middlesex, Morris, Somerset, Union and Warren counties in New Jersey. United National provides a complete range of personal and business banking services as well as an array of trust and investment services. United Commercial Capital Group, a subsidiary of United National Bank, provides timely and innovative financing solutions for real estate and commercial transactions that do not fall within the boundaries of traditional bank financing. Visit United National on the World Wide Web at www.united-national.com.

Contact: media, Donald Reinhard, 908-429-2370 or investors, Donald Malwitz, 908-429-2405, both of United National.

United National Bancorp


Consolidated Balance Sheets
(In Thousands, Except Per Share Data)


                                                                                       Three Months Ended
                                                                                           March 31,
                                                                           -------------------------------------------
                                                                                            1999                 1998
                                                                                            ----                 ----
ASSETS
Cash and Due From Banks                                                                $  54,843            $  56,726
Federal Funds Sold                                                                        22,000               39,050
Securities Available for Sale, at Market Value                                           664,607              624,908
Securities Held to Maturity                                                               54,162               86,428
Trading Account Securities, at Market Value                                                1,195                1,331

Loans (Net of Unearned Income)                                                         1,077,710              941,035
     Less: Allowance for Possible Loan Losses                                             10,820               11,269
                                                                                         -------               ------
     Loans, Net                                                                        1,066,890              929,766

Mortgage Loans Held for Sale                                                                   -                    -
Premises and Equipment, Net                                                               29,038               29,223
Investment in Joint Venture                                                                2,704                3,151
Other Real Estate, Net                                                                       150                1,578
Intangible Assets, Primarily Core Deposit Premiums                                         8,686               10,820
Other Assets                                                                              56,544               53,810
                                                                                          ------               ------
     TOTAL ASSETS                                                                     $1,960,819           $1,836,791
                                                                                      ==========           ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Demand Deposits                                                                        $ 242,668            $ 214,767
Savings Deposits                                                                         570,935              557,735
Time Deposits                                                                            603,900              633,657
                                                                                         -------              -------
     Total Deposits                                                                    1,417,503            1,406,159

Short-Term Borrowings                                                                    161,323               84,934
Other Borrowings                                                                         188,237              154,762
Other Liabilities                                                                         24,634               21,751
                                                                                          ------               ------
     TOTAL LIABILITIES                                                                 1,791,697            1,667,606
                                                                                       ---------            ---------

Series B Capital Securities                                                               20,000               20,000

STOCKHOLDERS' EQUITY
Common Stock ($1.25 Par Value Per Share)                                                  19,021               17,871
Additional Paid-in Capital                                                               110,916               90,321
Retained Earnings                                                                         19,552               40,794
Treasury Stock                                                                           (1,352)              (5,471)
Restricted Stock                                                                            (49)                (283)
Unallocated Common Stock Acquired by Employee Stock  Ownership Plan
                                                                                                                (103)
Accumulated Other Comprehensive Income                                                     1,034                6,056
                                                                                           -----                -----
     TOTAL STOCKHOLDERS' EQUITY                                                          149,122              149,185
                                                                                         -------              -------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $1,960,819           $1,836,791
                                                                                      ==========           ==========


Consolidated Statements of Income
(In Thousands, Except Per Share Data)


                                                                                       Three Months Ended
                                                                                            March 31
                                                                           -------------------------------------------
                                                                                            1999                 1998
                                                                                            ----                 ----
INTEREST INCOME
Interest and Fees on Loans                                                          $     21,712          $    21,129
Interest and Dividends on Securities Available for Sale:
         Taxable                                                                           8,565                8,932
         Tax-Exempt                                                                        1,105                  708
Interest on Securities Held to Maturity:
         Taxable                                                                             498                1,023
         Tax-Exempt                                                                          255                  193
Dividends on Trading Account Securities                                                        8                    6
Interest on Federal Funds Sold and Deposits with Federal Home
         Loan Bank                                                                           397                  740
                                                                                     -----------          -----------
         TOTAL INTEREST INCOME                                                            32,540               32,731
                                                                                     -----------          -----------
INTEREST EXPENSE
Interest on Savings Deposits                                                               2,789                3,012
Interest on Time Deposits                                                                  7,656                8,878
Interest on Short-Term Borrowings                                                          1,719                  933
Interest on Other Borrowings                                                               2,558                2,148
                                                                                     -----------          -----------
         TOTAL INTEREST EXPENSE                                                           14,721               14,971
                                                                                     ===========          ===========

Net Interest Income                                                                       17,819               17,760
Provision for Possible Loan Losses                                                           975                1,098
                                                                                     -----------          -----------
Net Interest Income After Provision for Possible Loan Losses                              16,844               16,662
                                                                                     -----------          -----------
NON-INTEREST INCOME
Trust Income                                                                               1,566                1,437
Service Charges on Deposit Accounts                                                        1,151                1,320
Other Service Charges, Commissions and Fees                                                1,475                1,613
Net Gains from Securities Transactions                                                       675                  156
Other Income                                                                                 789                  831
                                                                                     -----------          -----------
         TOTAL NON-INTEREST INCOME
                                                                                           5,656                5,357
                                                                                     ===========          ===========
NON-INTEREST EXPENSE
Salaries, Wages and Employee Benefits                                                      6,544                6,508
Occupancy Expense, Net                                                                     1,283                1,215
Furniture and Equipment Expense                                                            1,078                1,028
Data Processing Expense                                                                    1,502                1,915
Distributions on Series B Capital Securities                                                 501                  501
Amortization of Intangible Assets                                                            603                  430
Net Cost to Operate Other Real Estate                                                         26                   63
Merger Related Charge & Loss on Sale of Assets                                            11,073                    -
Other Expenses                                                                             3,450                3,642
                                                                                     -----------          -----------
         TOTAL NON-INTEREST EXPENSE                                                       26,060               15,302
                                                                                     ===========          ===========
(Loss) Income Before Provision for Income Taxes                                          (3,560)                6,717
(Benefit) Provision for Income Taxes                                                       (986)                1,887
NET (LOSS) INCOME                                                                       ($2,574)               $4,830
                                                                                     ===========          ===========
NET (LOSS) INCOME FOR COMMON SHARE:
         Basic                                                                           ($0.17)                $0.33
                                                                                     -----------          -----------
         Diluted                                                                         ($0.17)                $0.32
                                                                                     -----------          -----------

Weighted Average Shares Outstanding:
         Basic                                                                            14,891               14,719
         Diluted                                                                          15,206               15,155


Consolidated Financial Highlights
March 31, 1999
(Dollars in Thousands, Except Share Data)

                                                                                       Three Months Ended
                                                                                           March 31,
                                                                           -------------------------------------------
                                                                                            1999                 1998
                                                                                            ----                 ----
Results of Operations:
Net Income                                                                              ($2,574)               $4,830
Net Income Before One Time Charges                                                        5,418                 4,830

Net Income per Common Share (1)                      Basic                                (0.17)                 0.33
                                                     Diluted                              (0.17)                 0.32

Net Income Before One Time Charges (1)               Basic                                 0.36                  0.33
                                                     Diluted                               0.36                  0.32

Adjusted Financial Ratios (2):
Return on Average Assets                                                                   1.13%                 1.09%
Return on Average Stockholders' Equity                                                    13.48%                13.29%

Financial Ratios:
Return on Average Assets                                                                  -0.54%                 1.09%
Return on Average Stockholders' Equity                                                    -6.41%                13.29%

Net Interest Margin(Taxable Equivalent Basis)                                              4.13%                 4.39%
Net Interest Income (Taxable Equivalent Basis)                                          $18,532               $18,237
Non-Interest Income                                                                       5,656                 5,357
Non-Interest Expense                                                                     26,060                15,302

One Time Charges (Pre-Tax)                                                               11,073                    --
Distributions on Series 8 Capital Securities                                                501                   501
Provision for Possible Loan Losses                                                          975                 1,098
Efficiency Ratio (3)                                                                      60.22%                62.38%
Dividends Declared per Common Share (1)                                                   $0.20                 $0.14

Financial Condition:
AVERAGE:
Securities, net                                                                       $ 704,336              $683,898
Total Loans                                                                           1,067,054               933,946
Earning Assets                                                                        1,795,221             1,663,192
Total Assets                                                                          1,940,686             1,797,252
Deposits                                                                              1,428,174             1,407,067
Total Stockholders' Equity                                                              162,953               147,353

PERIOD END:
Securities, net                                                                       $ 719,964             $ 712,667
Total Loans                                                                           1,077,710               941,035
Allowance for Possible Loan Losses                                                       10,820                11,269
Total Assets                                                                          1,960,819             1,836,791
Deposits                                                                              1,417,503             1,406,159
Total Stockholders' Equity                                                              149,122               149,185
Book Value Per Share (1)                                                                   9.87                  9.91
Common Shares Outstanding (1)                                                        15,113,672            15,059,331

ASSET QUALITY:
Impaired Loans                                                                           $4,177                $8,866
Renegotiated Loans                                                                           38                    50
Loans Past Due 90 Days but Still Accruing                                                 1,797                 1,176
Assets Acquired in Foreclosure                                                              198                 1,664
                                                                                     ----------             ---------
     Total Non-Performing Assets                                                         $6,210               $11,756
                                                                                     ----------             ---------
Net Charge-Offs                                                                            $536                $1,568
Reduction of Allowance for Loan Losses related to Loan Sale                                 793                    --
Foreclosed Property Expense                                                                  26                    63
Allowance for Loan Losses to Total Loans                                                   1.00%                 1.20%
Allowance for Loan Losses to Non-Performing Loans                                        179.97%               111.66%
Non-Performing Assets to Total Loans and
     Assets Acquired in Foreclosure                                                        0.58%                 1.25%

CAPITAL ADEQUACY:
Tier I Leverage Ratio                                                                      8.36%                 8.59%
Tier I Capital to Risk-Weighted Assets                                                    12.63%                14.33%
Tier I & Tier II Capital to Risk-Weighted Assets                                          13.48%                15.35%


(1) Adjusted for subsequent stock dividends and splits.

(2) Excluding merger related charge and loss on sale of assets in 1999.

(3) Distributions on Series B Capital Securities have been reclassified from non-interest expense to interest expense for purposes of this calculation.